UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 31, 2007

Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 West “A” Street
San Diego, California 92101
(Address of Principal Executive Offices)(Zip Code)

(619) 233-5588
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events.

                    On October, 31, 2007, Pacific Western Bank, a wholly owned subsidiary of First Community Bancorp, announced that it is donating one million dollars to the newly created Pacific Western Bank Fund at The San Diego Foundation.  The donation will be used initially to help fund recovery efforts stemming from the October 2007 wildfires in San Diego County and on an ongoing basis for projects in the region geared toward improving all communities served by the bank.

                    The press release announcing the donation and creation of the fund is attached hereto as exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

                The following exhibit is being furnished herewith:

99.1              Press release dated October 31, 2007.

SIGNATURE

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCORP

Date: November 5, 2007	By:	/s/ Jared M. Wolff
	Name:	Jared M. Wolff
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit
Number	Description

99.1	Press release dated October 31, 2007.